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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) July 24, 1998

                               China Pacific, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

             0-26232                                      87-0429945
 --------------------------------              ---------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)

   Chengdu Iron and Steel Plant Office Bldg., Qingbaijiang District, Chengdu,
                    Sichuan Province, China, Postcode 610303
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code         86-28-330-6590
                                                   ----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         Effective July 24, 1998, Ms. Flora Yuk-Ching Cheng, Mr. Liang-Guo Zhang and Mr. Samuel Olenick resigned from their positions as directors of China Pacific, Inc. (the "Company"). Ms. Cheng has also resigned from her positions of Interim Chief Executive Officer, Vice President and Secretary.

         In addition, Mr. Chun-Hing Lo, who is currently Vice General Manager of the Company's 60% owned joint venture, Chengdu Chengkang Iron and Steel Company ("Chengdu Steel"), and Mr. Xin-Chuan Huang have been appointed as new directors of the Company, effective immediately.

         With these changes, the Company's Board is composed of four directors, Mr. Lo, Mr. Huang, and the two remaining directors, Mr. Thomas Tong, who is also the Company's Chief Financial Officer, and Mr. Jian-Sheng Tan. China Pacific has not yet named a permanent Chief Executive Officer.

ITEM 7.  EXHIBITS.

         Press release dated July 27, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  China Pacific, Inc.
                                     -------------------------------------------
                                                     (Registrant)

Date      July 29, 1998              By:              /s/ Thomas Tong
     -----------------------             ---------------------------------------
                                                      Thomas Tong
                                                      Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit No.                                     Description
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
  99.A                                          Press Release